UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

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Definitive Additional Materials

[    ]

Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Village Bank and Trust Financial Corp. to be held on May 26, 2009 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. At the annual meeting, you will be asked to:

•	elect four directors for a term of three years each, one director for a two year term and one director for a one year term;
•	consider and approve the following advisory (non-binding) proposal:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.;

•	ratify the appointment of BDO Seidman, LLP, as Village Bank and Trust Financial Corp’s independent registered public accounting firm for 2009; and
•	transact such other business as may properly come before the annual meeting. Enclosed with this letter is a formal notice of the annual meeting, a Proxy Statement and a proxy form.

Whether or not you plan to attend in person, it is important that your shares be represented at the annual meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed in this mailing. If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the annual meeting, you may do so and your proxy will have no further effect.

We appreciate your continued support and look forward to seeing you at the annual meeting.

Sincerely,

            /s/Thomas W. Winfree

Thomas W. Winfree

President and Chief Executive Officer

Midlothian, Virginia

April 28, 2009

VILLAGE BANK AND TRUST FINANCIAL CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 26, 2009

YOU ARE HEREBY NOTIFIED of and invited to attend the annual meeting of shareholders of Village Bank and Trust Financial Corp., a Virginia corporation, to be held on May 26, 2009 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia for the purpose of considering and voting upon the following:

1.	The election of four directors for a term of three years each, one director for a two year term and one director for a one year term;

2.	The consideration and approval of the following advisory (non-binding) proposal:

RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.;

3.	The ratification of the appointment of BDO Seidman, LLP as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2009; and

4.	To transact any other business as may properly come before the Village Bank and Trust Financial Corp. annual meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 7, 2009 as the record date for determination of our shareholders entitled to receive notice of and to vote at the annual meeting. The annual meeting may be adjourned or postponed from time to time upon approval of our shareholders without any notice other than by announcement at the annual meeting of the adjournment or postponement thereof, and any and all business for which notice is hereby given may be transacted at such adjourned or postponed annual meeting.

By Order of the Board of Directors,

    /s/C. Harril Whitehurst, Jr.

C. Harril Whitehurst, Jr.

Senior Vice President, Chief Financial

Officer, Corporate Secretary

Midlothian, Virginia

April 28, 2009

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2009.

The proxy statement and the fiscal 2008 annual report to shareholders on Form 10-K are available at www.villagebank.com/proxy.html.

TABLE OF CONTENTS

Page

General Information	1
Who Can Vote	1
Executing Your Right to Vote	1
Costs of Proxy Solicitation	1
Changing Your Vote	1
PROPOSAL ONE – ELECTION OF DIRECTORS	2
Nominees for Election as Directors	2
Incumbent Directors Whose Terms Expire in 2010 (Class A)	3
Incumbent Directors Whose Terms Expire in 2011 (Class B)	4
Executive Officers Who Are Not Directors	4
SECURITY OWNERSHIP	5
Security Ownership of Management	5
Section 16(a) Beneficial Ownership Reporting Compliance	6
CORPORATE GOVERNANCE	7
General	7
Independence of the Directors	7
Code of Ethics	8
Board and Committee Meeting Attendance	8
Committees of the Board	8
Audit Committee	8
Compensation Committee	8
Director Nomination Process	9
Director Compensation	10
Annual Meeting Attendance	11
Communication with Directors	11
EXECUTIVE COMPENSATION	12
Executive Officer Compensation	12
Outstanding Equity Awards	14
Employment and Change-in-Control Agreements	15
Equity Compensation Plans	17
Transactions with Management	17
PROPOSAL TWO – NON-BINDING VOTE ON EXECUTIVE COMPENSATION	19

PROPOSAL THREE – RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
AUDIT INFORMATION	21
Fees of Independent Registered Public Accounting Firm	21
Audit Committee Report	21
Pre-Approval Policies	23
PROPOSALS FOR 2010 ANNUAL MEETING OF SHAREHOLDERS	23
OTHER MATTERS	23

PROXY STATEMENT OF

VILLAGE BANK AND TRUST FINANCIAL CORP.

15521 Midlothian Turnpike

Suite 200

Midlothian, Virginia 23113

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Village Bank and Trust Financial Corp. to be used at the 2009 annual meeting of shareholders to be held on May 26, 2009 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. The notice of annual meeting, the proxy card, and this proxy statement are being first mailed on or about April 28, 2009, to shareholders of record of Village Bank and Trust Financial Corp. common stock as of the close of business on April 7, 2009.

Who Can Vote

You can vote at the annual meeting if you owned shares of Village Bank and Trust Financial Corp. common stock, par value $4.00 per share, as of the close of business on April 7, 2009 (Record Date). Each share of common stock is entitled to one vote. The number of shares outstanding on the Record Date was 4,230,590. When you give Village Bank and Trust Financial Corp. your proxy, you authorize Village Bank and Trust Financial Corp. to vote your shares per your instructions whether or not you attend the annual meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the annual meeting.

Executing Your Right to Vote

By completing and returning the enclosed proxy card in time to be voted at the annual meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. Signed but unmarked proxies will be voted on all business matters as recommended by the board of directors. Proxies marked as abstentions and proxies for shares held in the name of a bank, broker or other nominee marked as not voted will be counted only for purposes of determining a quorum at the annual meeting.

The board of directors does not know of any other matters that are to come before the annual meeting except for incidental, procedural matters. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the board of directors.

Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by Village Bank and Trust Financial Corp. In addition to the solicitation of proxies by mail, Village Bank and Trust Financial Corp. also may solicit proxies through its directors, officers, and employees. Village Bank and Trust Financial Corp. also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

Changing Your Vote

Your presence at the annual meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by 1) filing a written notice of revocation with C. Harril Whitehurst, Jr., Secretary, which may be sent to Mr. Whitehurst’s attention at 15521 Midlothian Turnpike, Suite 200, Midlothian, VA 23113; or 2) delivering to Village Bank and Trust Financial Corp. a duly executed proxy bearing a later date; or 3) attending the annual meeting and casting a ballot in person.

PROPOSAL ONE – ELECTION OF DIRECTORS

The board of directors consists of twelve directors. Four members of the board of directors have been nominated for election as directors at the annual meeting for a three-year term ending in 2012. One member of the board of directors has been nominated for election as a director at the annual meeting for a two-year term ending in 2011 and another for a one-year term ending in 2010. Six other directors are serving terms that end in either 2010 or 2011, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this proxy statement and has agreed to serve, if elected. The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the annual meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the board of directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of Village Bank and Trust Financial Corp.

The following biographical information discloses each nominee’s age, business experience in the past five years and the year each individual was first elected to the board of directors of Village Bank and Trust Financial Corp. or its predecessor and current subsidiary, Village Bank. Unless otherwise specified, each nominee has held his current position for at least five years.

Nominee for Election as Director

Whose Term Will Expire in 2010 (Class A)

John T. Wash, 63, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served as a director of River City Bank since 2003. Mr. Wash has been a real estate investor and Managing Partner of Hanover Plaza Associates since 2005. Mr. Wash was previously President of Galeski Optical from 1977 to 2005.

Nominee for Election as Director

Whose Term Will Expire in 2011 (Class B)

Charles E. Walton, 62, has been a director since 2008 when River City Bank merged with Village Bank. He served as a director of River City Bank since 2003. Mr. Walton is the owner of Charles E. Walton & Co., P.C., an accounting firm.

Nominees for Election as Directors

Whose Terms Will Expire in 2012 (Class C)

Donald J. Balzer, Jr., 53, has been a director since 1998.  Mr. Balzer is a member of the board of directors of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. He is a Licensed Professional Engineer and served as President of Balzer & Associates, Inc. until his retirement in 2005. He currently serves as President of Cross Creek Development Corp.

Michael A. Katzen, 55, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served as a director of River City Bank since 2003. Mr. Katzen is a partner in the law firm of Katzen & Frye, P.C.

Michael L. Toalson, 57, has been a director since 2004.  Mr. Toalson is Executive Vice President of the HomeBuilders Association of Virginia.  He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the 5,000 member organization.

O. Woodland Hogg, Jr., 63, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served as a director of River City Bank since 2003. Mr. Hogg is the owner and principal broker of ERA Woody Hogg & Associates, a real estate brokerage business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Expire in 2010 (Class A)

Craig D. Bell, 51, is a founder of the Bank and has been a director since 1998.  Mr. Bell is Chairman of the board of directors of Village Bank and Trust Financial Corp.  He is a partner with the law firm of McGuireWoods LLP, where he is a member of the Business Tax Department and is the head of the State and Local Tax and Tax Litigation Groups. Mr. Bell is on the board of directors of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee of the Virginia War Museum. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service.

George R. Whittemore, 59, has been a director since 1998. Mr. Whittemore is currently retired. He is a member of the board of directors of Supertel Hospitality, Inc. (formerly Humphrey Hospitality Trust, Inc.), a publicly-traded real estate investment trust that owns limited service hotels. He was a consultant to Supertel Hospitality, Inc. from August 2004 to August 2005 and its President from November 2001 to August 2004. Mr. Whittemore served as a director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage firm, from November 1996 until November 2001. Mr. Whittemore is a director of Prime Group Realty Trust, Inc., a publicly traded real estate investment trust that primarily owns commercial office buildings. He is also a director of Lightstone Value Plus REIT, a non-publicly traded real estate investment trust that owns various types of income producing real estate.

Thomas W. Winfree, 64, has been a director since 2001. Mr. Winfree has served as Chief Executive Officer and President of Village Bank and Trust Financial Corp. since its inception. He has also served as President and Chief Executive Officer of Village Bank since 2001.  Mr. Winfree has over 38 years of banking experience. He served as President of the Chesterfield Chamber of Commerce during 2004 and has been appointed to again serve on the Chamber’s board of directors. Mr. Winfree is also a founding member and director of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of soldiers severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He currently serves on the Dean’s Advisory Council for the University of Richmond, the John Tyler Foundation Board, the Virginia Association of Community Bankers’ Board, the Chesterfield Business Council Board, the Retail Merchants Association Board, and the St. Francis Citizens Board.

Incumbent Directors

Whose Terms Expire in 2011 (Class B)

R. T. Avery, III, 59, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “work force affordable” sector of the residential construction market.

William B. Chandler, 59, has been a director since 1998.  Mr. Chandler is a co-owner in two corporations: Manchester Industries, Inc., which converts board and paper into sheets from roll stock for the printing industries, and Plastex Fabricators, Inc., which is a fabricator of industrial and commercial plastics used for décor in the retail industry. He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Vice President.  Mr. Chandler is President of Plastex Fabricators located in Charlotte, North Carolina.

R. Calvert Esleeck, Jr., 64, has been a director since 1998.  Mr. Esleeck is a retired certified public accountant.  He formerly served as President of the Midlothian area firm of Murray & Esleeck, P.C. Mr. Esleeck is a combat veteran of the Vietnam War where he served as a Marine Infantry Officer. He is also a founding member of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of soldiers severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He is Past President of the Fund and currently serves on its board of directors.

Executive Officers Who Are Not Directors

Dennis J. Falk, 50, has served as Senior Vice President - Commercial Banking of the Bank since April 2006.  Prior to that, Mr. Falk served as Senior Vice President for SunTrust Bank and was employed by SunTrust (and its predecessor bank in the MidAtlantic region, Crestar Bank) for 14 years.  Mr. Falk has over 28 years of banking industry experience.

Jack M. Robeson, 60, has served as Senior Vice President - Lending of the Bank since August 2001. Mr. Robeson served as Vice President for Bank of Essex from January 1996 to August 2001. Mr. Robeson has over 34 years of banking industry experience.

Raymond E. Sanders, 55, has served as Senior Vice President of Village Bank and Trust Financial Corp. since its inception. He has served as Senior Vice President and Chief Operating Officer of the Bank since June 2004 and served as Vice President - Retail Banking from July 2002 to June 2004. Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001. He has over 32 years of experience in retail and mortgage banking.

William D. Stegeman, 49, has served as Senior Vice President of the Bank since 2008 when River City Bank merged into Village Bank. He previously served as President and Chief Executive Officer of River City Bank since its formation in 2003. From 1999 to 2003, Mr. Stegeman held management positions with Eastern Virginia Bankshares, Inc., including President and Managing Director of EVB Investments, Inc., and Senior Vice President and Chief Operating Officer of Hanover Bank. Mr. Stegeman has over 28 years of banking industry experience.

C. Harril Whitehurst, Jr., 58, has served as Senior Vice President and Chief Financial Officer of Village Bank and Trust Financial Corp. since its inception. He has served as Senior Vice President and Chief Financial Officer of the Bank since September 2003. Mr. Whitehurst served as a Director for RSM McGladrey from July 2000 to September 2003. Mr. Whitehurst has over 32 years of banking industry experience.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 1, 2009, unless otherwise noted, certain information with respect to beneficial ownership of shares of common stock by each of the members of the board of directors, by the executive officers named in the “Summary Compensation Table” below, by owners of more than 5% of shares of common stock known to Village Bank and Trust Financial Corp., and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

VILLAGE BANK AND TRUST FINANCIAL CORP.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors:
R. T. Avery, III (1)	89,354	2.11%
Donald J. Balzer, Jr. (2)	82,741	1.95%
Craig D. Bell (3)	69,313	1.63%
William B. Chandler (4)	76,111	1.79%
R. Calvert Esleeck, Jr. (5)	43,311	1.02%
O. Woodland Hogg (6)	29,480	0.70%
Michael A. Katzen (7)	14,900	0.35%
Michael L. Toalson (8)	7,611	0.18%
Charles E. Walton (9)	16,650	0.39%
John T. Wash (10)	24,390	0.58%
George R. Whittemore (11)	33,911	0.80%
Thomas W. Winfree (12)	112,921	2.63%

Executive Officers:
Raymond E. Sanders (13)	31,927	0.75%
C. Harril Whitehurst, Jr. (14)	38,576	0.90%

Certain Beneficial Owners:
John S. Clark (15)	354,669	8.38%
1633 Broadway, 30th Floor
New York, NY 10019

Directors and executive officers	726,771	16.16%
as a group (17 persons)

(1)

Amount disclosed includes 13,500 shares of common stock owned by Mr. Avery; 5,200 shares of common stock in Mr. Avery’s Simplified Employee Pension Plan; 1,200 shares of common stock in Mr. Avery’s IRA account; 6,500 shares of common stock in Mr. Avery’s 401(k) account; 3,070 shares of common stock owned by Mr. Avery’s son; 49,773 shares of common stock owned by Mr. Avery’s spouse; and options to acquire 10,111 shares of common stock.

(2)

Amount disclosed includes 59,465 shares of common stock owned by Mr. Balzer; 3,265 shares of common stock in Mr. Balzer’s IRA account; 5,800 shares of common stock owned by DJB Family Ltd. Partnership; 1,100 shares of common stock owned by Mr. Balzer’s spouse; 3,000 shares of common stock owned by Mr. Balzer’s children; and options to acquire 10,111 shares of common stock.

(3)

Amount disclosed includes 48,001 shares of common stock owned by Mr. Bell; 4,100 shares of common stock in Mr. Bell’s IRA account; 1,000 shares of common stock owned by Mr. Bell’s father; 100 shares of common stock owned jointly with Mr. Bell’s brother; and options to acquire 16,112 shares of common stock.

(4)	Amount disclosed includes 60,000 shares of common stock owned by Mr. Chandler; 6,000 shares of common stock owned by Mr. Chandler’s children; and options to acquire 10,111 shares of common stock.
(5)

Amount disclosed includes 15,900 shares of common stock owned by Mr. Esleeck; 190 shares of common stock in Mr. Esleeck’s Roth IRA account; 1,766 shares of common stock in Mr. Esleeck’s IRA account; 9,712 shares of common stock owned by Mr. Esleeck’s spouse; 5,632 shares of common stock owned by Mr. Esleeck’s children; and options to acquire 10,111 shares of common stock.

(6)

Amount disclosed includes 14,155 shares of common stock owned by Mr. Hogg; 5,206 shares of common stock in Mr. Hogg’s IRA account; 5,119 shares of common stock owned by Mr. Hogg’s spouse; and options to acquire 5,000 shares of common stock.

(7)	Amount disclosed includes 8,900 shares of common stock owned by Mr. Katzen; and options to acquire 6,000 shares of common stock.
(8)	Amount disclosed includes 4,770 shares of common stock owned by Mr. Toalson; 1,230 shares of common stock in Mr. Toalson’s IRA account; and options to acquire 1,611 shares of common stock.
(9)

Amount disclosed includes 4,200 shares of common stock owned by Mr. Walton: 4,870 shares of common stock in Mr. Walton’s IRA account; 830 shares of common stock in Mr. Walton’s ROTH IRA account; 750 shares of common stock owned by Mr. Walton’s spouse; and options to acquire 6,000 shares of common stock.

(10)	Amount disclosed includes 18,890 shares of common stock owned by Mr. Wash; and options to acquire 5,500 shares of common stock.
(11)

Amount disclosed includes 2,600 shares of common stock owned by Mr. Whittemore; 3,700 shares of common stock in Mr. Whittemore’s IRA account; 17,500 shares of common stock owned by Mr. Whittemore’s spouse; and options to acquire 10,111 shares of common stock.

(12)

Amount disclosed includes 43,715 shares of common stock owned by Mr. Winfree; 666 shares of common stock in Mr. Winfree’s IRA account; 1,323 shares of common stock in Mr. Winfree’s Roth IRA account; options to acquire 56,150 shares of common stock; 200 shares of common stock owned by Mr. Winfree’s son; and restricted stock awards (performance and time-based) of 10,867.

(13)	Amount disclosed includes 294 shares of common stock owned by Mr. Sanders; options to acquire 26,100 shares of common stock; and restricted stock awards (performance and time-based) of 5,533.
(14)	Amount disclosed includes 4,943 shares of common stock owned by Mr. Whitehurst; options to acquire 28,100 shares of common stock; and restricted stock awards (performance and time-based) of 5,533.
(15)

Mr. Clark beneficially owns 354,669 shares of common stock. Mr. Clark has sole voting and dispositive power with respect to 322,669 shares of common stock, which includes 12,000 shares of common stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of common stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Village Bank and Trust Corp.’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of common stock.  Officers and directors are required by regulations to furnish Village Bank and Trust Financial Corp. with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to Village Bank and Trust Financial Corp. or written representation that no other reports were required, Village Bank and Trust Financial Corp. believes that, during fiscal year 2008, our directors and executive officers complied with all applicable Section 16(a) filing requirements, except that Donald J. Balzer, Jr., a director, inadvertently filed two late reports on Form 4 covering the purchases of common stock in November and December 2008; William B. Chandler, a director, inadvertently filed two late reports on Form 4 covering the purchase of common stock in April 2008 and the issuance of stock options in October 2008; Thomas W. Winfree, a director, inadvertently filed a late report on Form 4 covering the exercise of common stock options in September 2008; Raymond T. Avery, III, a director, inadvertently filed a late report on Form 4 covering the purchase of common stock in November 2008; Craig D. Bell, a director, inadvertently filed a late report on Form 4 covering the issuance of stock options in October 2008; R. Calvert Esleeck, Jr., a director, inadvertently filed a late report on Form 4 for the issuance of stock options in October 2008; and O. Woodland Hogg, Jr., a director, inadvertently filed a late report on Form 4 covering the purchase of common stock in November 2008.

CORPORATE GOVERNANCE

General

The business and affairs of Village Bank and Trust Financial Corp. are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act and Village Bank and Trust Financial Corp.’s Articles of Incorporation and Bylaws. Members of the board are kept informed of Village Bank and Trust Financial Corp.’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

Independence of the Directors

The board of directors has determined that the following 11 individuals of its 12 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): R. T. Avery, III, Donald J. Balzer, Jr., Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, Charles E. Walton, John T. Wash, Sr. and George R. Whittemore. In reaching this conclusion, the board of directors considered that Village Bank and Trust Financial Corp. and its subsidiaries conduct business with companies of which certain members of the board of directors or members of their immediate families are or were directors or officers.

In addition to the matters discussed below under “Transactions with Management”, the board of directors considered the following relationships between Village Bank and Trust Financial Corp. and two of its directors to determine whether such directors were independent under NASDAQ’s listing standards:

•

Donald J. Balzer, Jr. is member of the board of directors of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. Balzer & Associates acted as the civil engineer on the construction of a new headquarters building for Village Bank and Trust Financial Corp. Village Bank and Trust Financial Corp. paid Balzer & Associates approximately $54,000 to provide civil engineering and landscape design services on this project in 2008.

•

Craig D. Bell is a partner with the law firm of McGuire Woods LLP. McGuire Woods LLP represented Village Bank and Trust Financial Corp. in its merger negotiations with River City Bank. Village Bank and Trust Financial Corp. paid McGuire Woods, LLP approximately $197,000 in legal fees related thereto in 2008.

There were no other relationships between Village Bank and Trust Financial Corp. and its directors except as disclosed below under “Transactions with Management”.

Code of Ethics

Village Bank and Trust Financial Corp. has a Code of Ethics for directors, officers and all employees of Village Bank and Trust Financial Corp. and its subsidiaries, and a Code of Ethics applicable to Village Bank and Trust Financial Corp.’s Chief Executive Officer, Chief Financial Officer and other principal financial officers. The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of Village Bank and Trust Financial Corp., whose address is P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 14 meetings of Village Bank and Trust Financial Corp.’s board of directors in 2008. Each incumbent director attended greater than 75% of the aggregate number of meetings of the board of directors and meetings of committees of which the director was a member in 2008.

Committees of the Board

Village Bank and Trust Financial Corp. has an Audit Committee and a Compensation Committee. Village Bank and Trust Financial Corp. does not have a standing nominating committee.

Audit Committee

Village Bank and Trust Financial Corp.’s Audit Committee assists the board of directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of Village Bank and Trust Financial Corp.’s financial statements, Village Bank and Trust Financial Corp.’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Village Bank and Trust Financial Corp. The board of directors has adopted a written charter for the Audit Committee. A copy of the charter was attached to our 2007 proxy statement.

The members of the Audit Committee are Messrs. Esleeck, Walton, Chandler and Toalson,all of whom the board of directors, in its business judgment, has determined are independent as defined by NASDAQ’s listing standards. The board of directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck and Mr. Walton qualify as audit committee financial experts as defined by SEC regulations.

The Audit Committee met two times in 2008. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” later in this Proxy Statement.

Compensation Committee

Village Bank and Trust Financial Corp.’s Compensation Committee assists the board of directors in fulfilling their responsibility to the shareholders to ensure that Village Bank and Trust Financial Corp.'s officers, key executives, and board members are compensated in accordance with Village Bank and Trust Financial Corp.'s total compensation objectives and executive compensation policy. The Compensation Committee shall advise and recommend for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The board of directors has adopted a written charter for the Compensation Committee. A copy of the charter was attached to our 2007 proxy statement.

The members of the Compensation Committee are Messrs. Chandler, Hogg, Bell, Katzen, Toalson, Walton and Whittemore,all of whom the board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.

The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers. In a highly competitive community banking marketplace, excellent leadership is essential. Our executive officers are expected to manage the business of Village Bank and Trust Financial Corp. in a manner that promotes its growth and profitability for the benefit of our shareholders. To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions.
•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results.
•

Stock-based compensation should form a key component of total compensation as a means of linking senior management to the long term performance of Village Bank and Trust Financial Corp. and aligning their interests with those of shareholders.

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance. Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation. The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals.

The Compensation Committee has engaged Lockton Companies, LLC as an independent executive compensation advisor. The compensation advisor advises the Compensation Committee on matters relating to compensation benchmarking, staying current with regulatory and legal issues related to executive compensation, and designing appropriate compensation programs. As part of its consultation with the Compensation Committee, the compensation advisor provides the Committee with peer group comparisons. The Compensation Committee has direct access to the consultant and control over its engagement.

The Compensation Committee met five times in 2008.

Director Nomination Process

The independent members of the board of directors perform the functions of a nominating committee. The board of directors does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the board of directors. The board of directors has adopted a resolution that provides that it will not nominate any person who has not been recommended for nomination by a majority of the independent directors.

In identifying potential nominees, the board of directors takes into account such factors as it deems appropriate, including the current composition of the board of directors, the range of talents, experiences and skills that would best complement those that are already represented on the board of directors, the balance of management and independent directors and the need for specialized expertise. The board of directors considers candidates for board membership suggested by its members and by management, and the board of directors will also consider candidates suggested informally by a shareholder of Village Bank and Trust Financial Corp.

In the consideration of director nominees, including any nominee that a shareholder may submit, the board of directors considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of Village Bank and Trust Financial Corp.;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the board of directors; and
•	The prospective nominee’s involvement within the communities Village Bank and Trust Financial Corp. serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the independent directors to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the board of directors under Village Bank and Trust Financial Corp.'s Bylaws.

Under the process used by Village Bank and Trust Financial Corp. for selecting new board candidates, the President and Chief Executive Officer and the board of directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Chairman of the board of directors will initiate a search, working with staff support and seeking input from board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the board of directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and the Chairman of the board of directors interview prospective candidates. The board of directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

Director Compensation

Each member of the board of directors receives no fees for their service as Directors of Village Bank and Trust Financial Corp.

All of the directors of Village Bank and Trust Financial Corp. serve as directors of the Bank. As compensation for his service to the Bank, each member of the board of directors receives fees as follows:

•	a retainer fee of $300 for each meeting of the board ($450 for the Chairman of the board),
•	an attendance fee of $200 for each meeting of the board that he attends ($200 for the Chairman of the board), and
•	an attendance fee of $200 for each meeting of a committee that he attends ($300 for the chairman of the committee).

Board members who are also officers do not receive any additional compensation above their regular salary for board service or attending committee meetings.

During the year, all directors of Village Bank and Trust Financial Corp. also served on the board of Village Bank Mortgage Corporation and received $100 per meeting for attending such meetings.

In 2005, Village Bank and Trust Financial Corp. adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the board of directors. Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the deferred amount at a rate established by the board of directors in its sole discretion prior to the beginning of each plan year.

The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2008:

Director Compensation

			Nonqualified
	Fees Earned		Deferred
	or Paid		Compensation
Name	in Cash ($)		Earnings ($) (1)	Total ($)

R.T. Avery, III	$ 13,800	(2)	$ 2,494	$ 16,294
Donald J. Balzer, Jr.	10,900	(2)	2,036	12,936
Craig D. Bell	11,150	(2)	2,320	13,470
William B. Chandler	9,800	(2)	1,827	11,627
R. Calvert Esleeck, Jr.	11,700	(2)	2,046	13,746
O. Woodland Hogg, Jr.	2,900		-	2,900
Michael A. Katzen	3,100		-	3,100
Dean T. Patrick	8,700		-	8,700
Michael L. Toalson	10,500		590	11,090
George R. Whittemore	11,900	(2)	1,996	13,896
Charles E. Walton	2,200		-	2,200
John T. Wash, Sr.	2,300		-	2,300

(1) Represents all interest earned on deferred fees for the year ended December 31,
2008.
(2) All fees earned by the director were deferred for the year ended December 31, 2008.

Annual Meeting Attendance

Village Bank and Trust Financial Corp. encourages members of the board of directors to attend the annual meeting of shareholders. All of the directors attended the 2008 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Village Bank and Trust Financial Corp., P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of Village Bank and Trust Financial Corp. Village Bank and Trust Financial Corp. promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to Village Bank and Trust Financial Corp. and Village Bank.

Summary Compensation Table

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal				Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (1)	($) (2)	($)	($) (3)	Total

Thomas W. Winfree	2008	$195,000	$-	$-	$10,317	$-	$-	$81,071	$286,388
President and Chief	2007	190,000	-	4,021	10,317	-	-	91,794	296,132
Executive Officer

C. Harril Whitehurst, Jr.	2008	130,000	-	-	6,878	-	-	25,834	162,712
Senior Vice President/	2007	121,875	-	2,120	6,878	-	-	23,589	154,462
Chief Financial Officer

Raymond E. Sanders	2008	130,046	500	-	6,878	-	-	24,227	161,651
Senior Vice President/	2007	121,875	-	2,120	6,878	-	-	22,954	153,827
Chief Operating Officer

(1) Amounts represent compensation expense for awards and grants made in accordance with FAS 123R. The annual expense of these awards and grants are based on recording the required expense over their vesting period of three years with the exception of performance shares which cliff vest at the end of three years. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s audited financial statements for the year ended December 31, 2008 included in the Form 10-K filed with the SEC on March 31, 2009.
(2) All executive officers declined any amounts due them under the Incentive Plan for 2008 and 2007.
(3) Amounts shown in the "All Other Compensation" column are detailed in the following table:

All Other Compensation

		Company	Cancer	Supplemental
	Company	Vehicle /	Policy	Executive
Name and Principal	Match on	Automobile	Insurance	Retirement
Position	401(k)	Allowance	Premium	Plan	Total

Thomas W. Winfree	$3,772	$-	$378	$76,921	$81,071

C. Harril Whitehurst, Jr.	2,600	3,500	378	19,356	25,834

Raymond E. Sanders	2,600	4,500	378	16,749	24,227

Mr. Winfree has an employment agreement with Village Bank and Trust Financial Corp. and Village Bank, and Messrs. Whitehurst and Sanders have employment agreements with Village Bank. Additional information on these employment agreements is described later in this Proxy Statement. Information on the components of executive compensation is set forth below.

Salary. A competitive salary for senior management is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of Village Bank and Trust Financial Corp. is required. Proposed salary adjustments for senior management are presented to the Compensation Committee by Mr. Winfree, typically during the second quarter. The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor. Recommendations regarding adjustments to Mr. Winfree’s salary are reviewed and, if appropriate, approved by the Compensation Committee in executive session.

Stock-Based Compensation. The Compensation Committee recommends for approval by the board of directors stock option and restricted stock awards to employees under the 2000 Incentive Plan, as amended and restated. These awards of stock options and restricted stock are utilized to attract new employees as well as to reward existing employees for performance.

In December 2008, the Compensation Committee asked its external compensation advisor to propose a 2008 restricted stock award for senior management. At the January 2009 meeting of the Compensation Committee, the compensation advisor recommended restricted stock awards for each executive intended to compensate them for not accepting cash compensation they could have received in 2007 and 2008. The Compensation Committee approved restricted stock awards of 8,667, 4,333 and 4,333 to Mr. Winfree, Mr. Whitehurst and Mr. Sanders, respectively. In approving these awards, the Compensation Committee concluded that they should all be time-vested stock awards. In accordance with FAS 123R the compensation expense for these restricted stock awards will be recognized in the 2009 fiscal year.

In October 2008, the Compensation Committee determined that the executive officers should be rewarded for the successful completion of the merger with River City Bank. Based on the recommendation of Mr. Winfree, the Compensation Committee approved the issuance of stock options to purchase 5,000, 1,000 and 1,000 shares of stock to Mr. Winfree, Mr. Whitehurst and Mr. Sanders, respectively.

Non-Equity Incentive Plan Compensation. We offer senior management an opportunity to receive an annual target non-equity incentive bonus of 15 to 20 percent of their year-end base salary, depending on the executive’s responsibilities. To determine an executive officer’s non-equity incentive, the Compensation Committee adopted the 2006 Management Incentive Plan (the “Plan”). Under the Plan, an executive officer can earn a bonus by achieving short-term financial and productivity goals established by the Compensation Committee. These goals are customized for each executive before the beginning of the Plan year to reflect a mix of corporate and individual initiatives and reflect a minimum, target and maximum amount of incentive. For example, Mr. Winfree’s targeted incentive awards under the Plan are weighted between corporate (70%) and individual (30%) goals.For others in senior management, the mix of corporate and individual weights is generally 60% / 40% or 50% / 50%, respectively, depending on the organizational responsibility of each executive. At a meeting of the Compensation Committee, usually in December, the Compensation Committee’s external compensation advisor recommends award targets and the award schedule (minimum to maximum awards and their relationship to performance intervals), for the upcoming year.

For 2008, Mr. Winfree presented performance results for corporate and individual measures and corresponding proposed incentive amounts that were calculated in accordance with the award schedule in the Plan. The Compensation Committee reviewed the performance of Village Bank and Trust Financial Corp. and each executive’s performance against the Plan. At the request of the Compensation Committee, the external compensation advisor validated the award calculations prior to the Compensation Committee’s approval of the Plan award amounts. Following approval by the Compensation Committee, the named executive officers all declined their awards under the Plan for both 2007 and 2008.

In general, the target award opportunities under the Plan were below comparative practices of our peer group. As with all components of pay, the Compensation Committee will consider future increases to each executive’s annual target incentive opportunity to bring total cash compensation in line with targeted compensation levels and mix as defined in Village Bank and Trust Financial Corp.’s executive compensation philosophy.

Supplemental Executive Retirement Plan. We believe that retirement compensation plays an important role in retaining key executives, as well as helping them provide for retirement. The Compensation Committee retained the compensation advisor to analyze the total retirement benefits provided by Village Bank and Trust Financial Corp. and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment. Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees. Consequently, as a matter of “pension equity”, we have adopted a supplemental plan which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

For that reason, we provide a benefit for senior management, including each of the named executive officers. Village Bank and Trust Financial Corp. provides a potential supplemental retirement plan benefit of $50,000 annually for 15 years to Mr. Winfree and a potential benefit of $25,000 annually for 15 years to Messrs. Whitehurst and Sanders. To qualify for the benefit, the executive must remain in the employment of Village Bank and Trust Financial Corp. for a stated period of time. Under the plan’s vesting schedule, Mr. Winfree has completed five years of a six year vesting schedule. Messrs. Whitehurst and Sanders have completed four years of a ten year vesting schedule. In the event of a pre-retirement death, vesting is accelerated and the executive’s named beneficiary receives the benefit over the 15 year payout schedule. In the event of a post-retirement death, the executive’s named beneficiary receives any remaining benefit payments of the 15 year payout schedule. In the event of a termination of employment resulting from a change in control of Village Bank and Trust Financial Corp., vesting is accelerated and the benefit is paid under the 15 year payout schedule.

Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the named executive officers at December 31, 2008.

Outstanding Equity Awards at Fiscal Year-end

	Option Awards				Stock Awards
								Equity Incentive
							Equity Incentive	Plan Awards:
							Plan Awards:	Market or Payout
					Number of	Market Value of	Number of Un-	Value of Un-
					Shares or Units	Shares or Units	earned Shares,	earned Shares,
	Number of Securities Underlying		Option	Option	of Stock that	of Stock That	Units or Other	Units or Other
	Unexercised Options (#)		Exercise	Expiration	have not	Have Not	Rights that have	Rights that have
Name	Exercisable	Unexercisable (1)	Price ($)	Date	Vested (2)	Vested ($)	not Vested (3)	not Vested

Thomas W. Winfree					825	$13,159	1,100	$17,545
	9,145		$8.50	9/18/11
	5,000		8.80	8/19/12
	10,000		12.50	7/16/14
	10,000		11.96	4/26/15
	4,650		13.00	12/20/15
	3,000	1,500	12.50	6/12/16
	-	5,000	6.00	10/28/18
	-	7,855	6.00	10/28/18
	41,795	14,355

C. Harril Whitehurst, Jr.					450	$7,214	600	$9,618
	5,000		$9.24	9/15/13
	6,000		11.20	1/27/14
	5,000		12.50	7/16/14
	5,000		13.00	7/21/15
	3,100		13.00	12/20/15
	2,000	1,000	12.50	6/12/16
	-	1,000	6.00	10/28/18
	26,100	2,000

Raymond E. Sanders					450	$7,214	600	$9,618
	5,000		$8.80	8/19/12
	4,000		8.20	8/18/13
	5,000		12.50	7/16/14
	5,000		13.00	7/21/15
	3,100		13.00	12/20/15
	2,000	1,000	12.50	6/12/16
	-	1,000	6.00	10/28/18
	24,100	2,000

(1) Unexercisable options expiring on June 12, 2016 vest on June 12, 2009. Unexercisable options expiring on October 28, 2018 vest in equal amounts on October 28, 2009, 2010 and 2011.
(2) Restricted shares not vested at December 31, 2008, vest 25% on February 15, 2009 and 50% on February 15, 2010.
(3) Unearned restricted shares that have not vested at December 31, 2008, are performance based and vest on February 15, 2010 if certain performance measures are met. Vesting of performance based restricted stock awards can range from 0%, if all are forfeited, to 100% if all are earned.

Employment and Change-in-Control Agreements

Securing the continued service of key executives is essential to the successful future of Village Bank and Trust Financial Corp. Employment agreements and management continuity agreements (which help retain key executives during a possible change of control situation) assist Village Bank and Trust Financial Corp. by providing security to key executives.

Village Bank and Trust Financial Corp. and Village Bank have entered into an employment agreement with Mr. Winfree and Village Bank has entered into employment agreements with Messrs. Whitehurst and Sanders. Mr. Winfree’s employment agreement was entered into May 1, 2001 with an initial term of three years. Under the agreement, Mr. Winfree agrees to perform the services and duties appropriate to his capacity as the Chief Executive Officer of Village Bank and Trust Financial Corp. and

Village Bank, responsible for all day-to-day operations. Annually, the executive committee of the board of directors reviews Mr. Winfree’s performance for the immediately preceding year and, after such review, may extend the employment agreement for an additional three year period. Mr. Winfree’s current employment agreement covers the period from June 15, 2008 to June 14, 2011.

Messrs. Whitehurst’s and Sanders’ employment agreements were entered into on January 1, 2009 with terms of two years and automatic annual renewals thereafter. Under the agreements, the executives agree to perform the services and duties appropriate to their capacities as Senior Vice Presidents of Village Bank. Annually, the Compensation Committee of the board of directors reviews Messrs. Whitehurst’s and Sanders’ performance for the immediately preceding year and, after such review, may extend their employment agreements for twelve months by an appropriate written instrument executed by Messrs. Whitehurst and Sanders and on behalf of Village Bank. If the employment agreement is not extended in writing before the end of its term or expressly terminated, it automatically renews for an additional term of twelve months. Messrs. Whitehurst’s and Sanders’ current employment agreements cover the period from January 1, 2009 to December 31, 2010.

Under the terms of the agreements, each of the named executive officers is entitled to severance payments equal to his respective salary for the balance of the term of his agreement if he is terminated without “Cause” or if he terminates with “Good Reason”, each as defined in the respective agreement. In addition, for a period of six months, he will continue to receive benefits under all other employee benefit plans or programs in which he was participating prior to termination or, if continued participation is not possible, an equivalent value. At December 31, 2008, the value of the severance payments following termination without Cause or with Good Reason was:

	Salary	Benefits	Total

Winfree	$ 479,375	$ 24,375	$ 503,750
Whitehurst	260,000	16,250	276,250
Sanders	260,000	17,550	277,550

Total	$ 999,375	$ 58,175	$ 1,057,550

The agreements also provide for termination benefits following a change in control of Village Bank and Trust Financial Corp. If Mr. Winfree’s employment is terminated for any reason other than for Cause during the term of the employment agreement and any renewal term following a change of control of Village Bank and Trust Financial Corp., he will be entitled to a severance payment in an amount equal to 2.99 times his salary and bonus received during the twelve months ending with the termination of the his employment to be paid in equal monthly installments over the thirty-six months succeeding the date of termination. Additionally, for a period of 2.99 years following termination or until such time that Mr. Winfree has secured full time employment with another employer, he is entitled to continued participation in all group, life, health, accident and disability insurance programs and other employee benefit plans that he was eligible to participate in prior to his date of termination. If any other named executive officer’s employment is terminated for any reason other than for Cause during the term of his employment agreement and any renewal term following a change of control of Village Bank and Trust Financial Corp., he will be entitled to a severance payment in an amount equal to his monthly base salary plus an amount equal to the monthly cost for the group health and welfare benefits in which he participated immediately prior to such termination in equal monthly installments for twenty-four months succeeding the date of termination.

Had Mr. Winfree’s employment terminated on December 31, 2008 following a change of control of Village Bank and Trust Financial Corp., he would be entitled to approximately $583,000 (2.99 times his 2008 base salary and bonus, given that his agreement restricts payments that would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code) payable in equal monthly installments over 36 months (plus the value of benefits of approximately $145,750). Had any of the other named executive officer’s employment terminated on December 31, 2008 following a change of control of Village Bank and Trust Financial Corp., Mr. Whitehurst and Mr. Sanders would be entitled to approximately $260,000 (plus the value of benefits of approximately $65,000 and $71,500, respectively).

Equity Compensation Plans

The following table sets forth information as of December 31, 2008, with respect to compensation plans under which shares of Common stock are authorized for issuance.

Equity Compensation Plan Information

Number of Securities
	Number of Securities to		Weighted Average	Remaining Available
	Be issued Upon Exercise		Exercise Price of	for Future Issuance
	of Outstanding Options,		Outstanding Options,	Under Equity
Plan Category	Warrants and Rights		Warrants and Rights	Compensation Plans (1)

Equity Compensation Plans
Approved by Shareholders:

2000 Incentive Plan (2)	345,755	(4)	$ 9.79	109,545

Equity Compensation Plans
Not Approved by
Shareholders: (3)	-		$ -	-

	345,755		$ 9.79	109,545

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The 2000 Incentive Plan permits grants of stock options and awards of Common Stock and/or restricted stock, phantom stock or stock appreciation rights.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.
(4) In connection with the merger with River City Bank, options to purchase 84,325 shares of Village Bank and Trust Financial Corp. common stock at a weighted average exercise price of $10.45 were issued to directors and employees of River City Bank to replace existing options to purchase River City Bank common stock on the same terms.

Transactions with Management

Some of the directors and officers of Village Bank and Trust Financial Corp. are customers of Village Bank and Trust Financial Corp., and Village Bank and Trust Financial Corp. has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. All outstanding loans to such officers and directors and their associates are current as to principal and interest and do not involve more than the normal risk of collectability or present other unfavorable features. None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems. As of December 31, 2008, all loans to directors, executive officers and their affiliates totaled approximately $9,985,000 or approximately 22% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to Village Bank and Trust Financial Corp.

PROPOSAL TWO

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”) into law. The ARRA includes a provision, commonly referred to as “Say-on-Pay,” that requires any recipient of funds in the Troubled Assets Relief Program (the “TARP”) to permit a separate shareholder vote to approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The Company is evaluating participating in the TARP Capital Purchase Program. In the event that the Company does participate and in order to comply with ARRA as a recipient of TARP funds, the Board of Directors of the Company is providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay programs and policies through the following resolution:

“RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.”

Non-binding approval of the Company’s executive compensation program would require that a majority of the shares present or represented at the annual meeting vote in favor of the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation program as disclosed in this proxy statement is approved.

Because your vote is advisory, it will not be binding upon the Board of Directors, overrule any decision made by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO – NON-BINDING VOTE ON EXECUTIVE COMPENSATION

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed, subject to shareholder approval, the firm of BDO Seidman, LLP as the independent registered public accounting firm to audit the consolidated financial statements of Village Bank and Trust Financial Corp. for the fiscal year ending December 31, 2009. BDO Seidman, LLP audited the financial statements of Village Bank and Trust Financial Corp. for the year ended December 31, 2008. A majority of the votes cast at the meeting by holders of the Common stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO Seidman, LLP are expected to be present at the Annual meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the board of directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of Village Bank and Trust Financial Corp.’s annual financial statements for the fiscal years ended December 31, 2008 and 2007, and for the review of the financial statements included in Village Bank and Trust Financial Corp.’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $104,200 for 2008 and $102,000 for 2007.

Audit Related Fees

There were no fees billed by BDO Seidman, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of Village Bank and Trust Financial Corp.’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2008 and 2007.

Tax Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2008 were $18,911. The fees for fiscal year ended December 31, 2007 were $19,562.

All Other Fees

There were no fees billed by BDO Seidman, LLP for any other services rendered to Village Bank and Trust Financial Corp. or the Bank for the fiscal years ended December 31, 2008 and December 31, 2007.

Audit Committee Report

The Audit Committee is composed of four directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of Village Bank and Trust Financial Corp.’s consolidated financial statements; and
•	complying with laws and regulations and ethical business standards.

Village Bank and Trust Financial Corp.’s independent registered public accounting firm is responsible for:

•	performing an independent audit of Village Bank and Trust Financial Corp.’s consolidated financial statements; and
•	expressing an opinion as to the conformity of Village Bank and Trust Financial Corp.’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Village Bank and Trust Financial Corp.; and

•	monitoring, overseeing and reviewing the accounting and financial reporting processes of Village Bank and Trust Financial Corp.

In this context, the Audit Committee has met and held discussions with management and BDO Seidman, LLP, Village Bank and Trust Financial Corp.’s independent registered public accounting firm. Management represented to the Audit Committee that Village Bank and Trust Financial Corp.’s consolidated financial statements for the year ended December 31, 2008 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO Seidman, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with BDO Seidman LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP required by applicable requirements of the Public Accounting Oversight Board regarding BDO Seidman, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO Seidman LLP the firm’s independence from Village Bank and Trust Financial Corp. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO Seidman LLP and its review of the representations of management and the report of BDO Seidman LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Village Bank and Trust Financial Corp.’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. By recommending to the board of directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members

R. Calvert Esleeck, Jr., Co-Chairman

Charlie E. Walton, Co-Chairman

William B. Chandler

Michael L. Toalson

Midlothian, Virginia

April 28, 2009.

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2010

ANNUAL MEETING OF SHAREHOLDERS

The next annual meeting of shareholders will be held by Village Bank and Trust Financial Corp. on or about May 25, 2010. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in Village Bank and Trust Financial Corp.’s proxy statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than December 29, 2009. All such proposals and notifications should be sent to Thomas W. Winfree, President and Chief Executive Officer, at 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.

Village Bank and Trust Financial Corp.’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of Village Bank and Trust Financial Corp. at its principal executive office not less than 60 days nor more than 90 days prior to the date of the annual meeting; or in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made, the shareholder has 10 days after the earlier of the date of notice or public disclosure to give written notice. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a proxy statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Secretary of Village Bank and Trust Financial Corp. Based upon an anticipated date of May 25, 2010 for the annual meeting, Village Bank and Trust Financial Corp. must receive any notice of nomination or other business no later than March 26, 2010 and no earlier than February 24, 2010.

OTHER MATTERS

VILLAGE BANK AND TRUST FINANCIAL CORP.’S ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF VILLAGE BANK AND TRUST FINANCIAL CORP.’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

[FORM OF PROXY]

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	VILLAGE BANK AND TRUST FINANCIAL CORP.		With-	For All
			For	hold	Except

ANNUAL MEETING OF SHAREHOLDERS

MAY 26, 2009

Proxy Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints William B. Chandler and George R. Whittemore, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitied to vote at the Annual Meetig of Shareholders of Village Bank and Trust Financial Corp. (the "Company"), to be held on Tuesday, May 26, 2009 at 10:00 a.m. at Village Bank Corporate Headquarters, 15521 Midlothian Turnpike, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

		1. To elect as director the six persons listed as nominees below:	☐	☐	☐

 For terms expiring in 2012:

 Donald J. Balzer, Jr.
 Michael A. Katzen
 Michael L. Toalson
 O. Woodland Hogg, Jr.

 For a term expiring in 2011               For a term expiring in 2010

 Charles E. Walton                             John T. Wash

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain

2.   To approve the following advisory (non-binding) resolution: RESOLVED, that the shareholders approve the compensation of executive officers as disclosed in the proxy statement pursuant to the rules of the Securities and Exchange Commission.

			☐	☐	☐
			For	Against	Abstain

3.  To ratify the appointment of the firm of BDO Seidman, LLP as Village Bank and Trust Corp.'s independent regitered public accounting firm for the Company for the fiscal year ending December 31, 2009.

			☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment thereof.
			Mark here if you plan to attend the meeting		☐
Please be sure to sign and date this proxy card in the box below.		Date
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Sign above

+	+

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

VILLAGE BANK AND TRUST FINANCIAL CORP.

If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.